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                                                                      Exhibit 10

                            FIFTH AMENDMENT AGREEMENT


         THIS FIFTH AMENDMENT AGREEMENT ("Amendment") is made as of the 23rd day of July, 1999, by and among OGLEBAY NORTON COMPANY, formerly known as Oglebay Norton Holding Company, a Delaware corporation ("Borrower"), as assignee of ON Marine Services Company, formerly known as Oglebay Norton Company ("Original Borrower"), the banking institutions listed on Schedule 1 to the Credit Agreement, as hereinafter defined ("Banks"), and KEYBANK NATIONAL ASSOCIATION, as agent for the Banks ("Agent"):

         WHEREAS, Original Borrower, Agent and the Banks entered into a certain Credit Agreement dated as of May 15, 1998, and assumed by Borrower as of March 5, 1999, as amended, and as it may from time to time be further amended, restated or otherwise modified, which provides, among other things, for loans, letters of credit, and other financial accommodations aggregating Two Hundred Thirty-Two Million Dollars ($232,000,000), all upon certain terms and conditions stated therein ("Credit Agreement");

         WHEREAS, Borrower, Agent and the Banks desire to amend the Credit Agreement to modify certain provisions thereof; and

         WHEREAS, each term used herein shall be defined in accordance with the Credit Agreement.

         NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and for other valuable considerations, Borrower, Agent and the Banks hereby agree as follows:

         1. Article I of the Credit Agreement is hereby amended to delete the definition of "Leverage Ratio" in its entirety and to insert in place thereof the following:

                  "Leverage Ratio" shall mean, at any time, the ratio for the Companies of (a) Total Funded Indebtedness (based upon the financial statements of the Companies for the most recently completed fiscal quarter) to (b) Consolidated Pro-Forma EBITDA (based upon the financial statements of the Companies for the most recently completed four (4) fiscal quarters).

         2. The Credit Agreement is hereby amended to delete subpart (b) from
Section 5.7 in its entirety and to insert in place thereof the following:

                  (b) LEVERAGE RATIO. The Companies shall not suffer or permit at any time the Leverage Ratio to exceed (i) 5.00 to 1.00 on June 30, 1998 through December 31, 1999, (ii) 4.75 to 1.00 from January 1, 2000 through December 30, 2000, and (iii) 4.50 to 1.00 on December 31, 2000 and thereafter, based upon the financial statements of the Companies for the most recently completed four (4) fiscal quarters.

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         3. The Credit Agreement is hereby amended to delete subpart (d) from
Section 5.7 in its entirety and to insert in place thereof the following:
                  (d) INTEREST COVERAGE. The Companies shall not suffer or permit at any time the ratio of (i) Consolidated Pro-Forma Pre-Tax Earnings plus Consolidated Pro-Forma Interest Expense to (ii) Consolidated Pro-Forma Interest Expense to be less than 1.50 to 1.00, based upon the financial statements of the Companies for the most recently completed four (4) fiscal quarters.

         4. The Credit Agreement is hereby amended to delete subpart (g) from
Section 5.7 in its entirety and to insert in place thereof the following:

                  (g) CONSOLIDATED PRO-FORMA EBITDA. The Companies shall not suffer or permit at any time Consolidated Pro-Forma EBITDA to be less than (i) Sixty-Six Million Dollars ($66,000,000) on June 30, 1998 through June 30, 2000, and (ii) Seventy Million Dollars ($70,000,000) on July 1, 2000 and thereafter, based upon the financial statements of the Companies for the most recently completed four (4) fiscal quarters.

         5. Borrower has informed Agent and the Banks that Global Stone Corporation intends to sell all of the outstanding capital stock of Global Stone Ingersoll Ltd ("Ingersoll Stock"). Borrower has requested that Agent and the Banks consent to the sale of the Ingersoll Stock and that Agent and the Banks waive any violation of Section 5.12 as a result of such sale. Agent and the Banks hereby consent to the sale of the Ingersoll Stock and grant such waiver on the condition that after giving effect to this Amendment, no Unmatured Event of Default or Event of Default exists, or immediately thereafter would exist, under the Credit Agreement. This Amendment shall serve as evidence of such consent and waiver.

         6. Concurrently with the execution of this Amendment, Borrower shall:

         (a) cause each Pledgor to consent and agree to and acknowledge the terms of this Amendment;

         (b) pay an amendment fee to each Bank that executes this Amendment prior to 12:01 P.M. (Cleveland, Ohio time) on July 23, 1999 (each such Bank, an "Executing Bank") in an amount equal to (i) twelve and one-half (12 1/2) basis points, times (ii) the Total Commitment Amount, times (iii) the Commitment Percentages of such Executing Bank. Such amendment fee shall be paid to Agent for the pro rata benefit of the Executing Banks; and

         (c) pay all legal fees and expenses of Agent in connection with this Amendment.

         7. Borrower hereby represents and warrants to Agent and the Banks that
(a) Borrower has the legal power and authority to execute and deliver this Amendment; (b) the officers executing this Amendment have been duly authorized to execute and deliver the same and bind Borrower with respect to the provisions hereof; (c) the execution and delivery hereof by Borrower and the performance and observance by Borrower of the provisions hereof do not

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violate or conflict with the organizational agreements of Borrower or any law applicable to Borrower or result in a breach of any provision of or constitute a default under any other agreement, instrument or document binding upon or enforceable against Borrower; (d) no Unmatured Event of Default or Event of Default exists under the Credit Agreement, nor will any occur immediately after the execution and delivery of this Amendment or by the performance or observance of any provision hereof; (e) neither Borrower nor any Pledgor is aware of any claim or offset against, or defense or counterclaim to, any of Borrower's or any Pledgor's obligations or liabilities under the Credit Agreement or any Related Writing; and (f) this Amendment constitutes a valid and binding obligation of Borrower in every respect, enforceable in accordance with its terms.

         8. Each reference that is made in the Credit Agreement or any other writing to the Credit Agreement shall hereafter be construed as a reference to the Credit Agreement as amended hereby. Except as herein otherwise specifically provided, all provisions of the Credit Agreement shall remain in full force and effect and be unaffected hereby. This Amendment is a Related Writing as defined in the Credit Agreement.

         9. Borrower and each Pledgor, by signing below, hereby waives and releases Agent and each of the Banks and their respective directors, officers, employees, attorneys, affiliates and subsidiaries from any and all such claims, offsets, defenses and counterclaims of which Borrower and any Pledgor is aware, such waiver and release being with full knowledge and understanding of the circumstances and effect thereof and after having consulted legal counsel with respect thereto.

         10. This Amendment may be executed in any number of counterparts, by different parties hereto in separate counterparts and by facsimile signature, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

         11. The rights and obligations of all parties hereto shall be governed by the laws of the State of Ohio, without regard to principles of conflicts of laws.

                  [Remainder of Page Intentionally Left Blank]

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         12. JURY TRIAL WAIVER. BORROWER, PLEDGORS, AGENT AND EACH OF THE BANKS
WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, AMONG BORROWER, AGENT AND THE BANKS, OR ANY THEREOF, ARISING OUT OF, IN CONNECTION WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH THIS AGREEMENT OR ANY NOTE OR OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS RELATED THERETO.

                                        OGLEBAY NORTON COMPANY,
                                        formerly known as Oglebay Norton
                                        Holding Company


                                        Michael F. Biehl, Treasurer


                                        KEYBANK NATIONAL ASSOCIATION,
                                        as Agent and as a Bank


                                        Lawrence A. Mack, Senior Vice
                                        President


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                                  BANK ONE, NA




                                  THE BANK OF NOVA SCOTIA




                                  COMERICA BANK




                                  THE HUNTINGTON NATIONAL BANK




                                  MELLON BANK, N.A.



                                  BANK OF AMERICA NATIONAL TRUST
                                  AND SAVINGS ASSOCIATION




                                  HARRIS TRUST AND SAVINGS BANK




                                  THE CHASE MANHATTAN BANK

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                                  FIRSTAR BANK, NATIONAL
                                  ASSOCIATION, successor by merger
                                  to Star Bank National Association




                                  FLEET BANK, N.A.




                                  ABN AMRO BANK N.V.,
                                  PITTSBURGH BRANCH




                                  FIFTH THIRD BANK OF NORTHEASTERN
                                  OHIO

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                            GUARANTOR ACKNOWLEDGMENT
                            ------------------------

         Each of the undersigned consents and agrees to and acknowledges the terms of the foregoing Fifth Amendment Agreement. Each of the undersigned further agrees that the obligations of each of the undersigned pursuant to the Guaranty of Payment and the other Loan Documents executed by each of the undersigned shall remain in full force and effect and be unaffected hereby.

                              ONCO     Investment Company (a Delaware
                                       corporation, in its own capacity
                                       and as successor by merger to
                                       Oglebay Norton Holding Company,
                                       an Ohio corporation, and ONCO
                                       Investment Company, an Ohio
                                       corporation)
                              ON Marine Services Company (formerly known as
                                       Oglebay Norton Company)
                              Oglebay Norton Industrial Minerals, Inc.
                              Oglebay Norton Management Company
                              Oglebay Norton Industrial Sands, Inc.
                              Colorado Silica Sand, Inc.
                              Oglebay Norton Terminals, Inc.
                              Oglebay Norton Engineered Materials, Inc.
                              Global Stone Corporation (successor by merger to Oglebay Norton Acquisition Company)
                              Global Stone Port Inland, Inc.
                              Moreland Development Company
                              Western Wisconsin Materials, Inc.
                              Global Stone (USA) Inc.
                              Global Stone Tenn Lutrell Company
                              Global Stone Chemstone Corporation
                              Global Stone Detroit Lime Company
                              Global Stone St. Clair, Inc.
                              Global Stone PenRoc Inc.
                              Global Stone Filler Products Company


                                   Michael F. Biehl as Treasurer of
                                   each of the companies listed above






                              Texas Mining, LP

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                                      By: Oglebay Norton Industrial Sands, Inc.,
                                                  General Partner


                                            Michael F. Biehl, Treasurer

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